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                                                                      EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT
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

   Name of Subsidiary                                                                       Incorporated or Organized Under Laws of

American Flange & Manufacturing Co., Inc.                                                                   Delaware
Barzon Corporation                                                                                          Delaware
CorrChoice, Inc.                                                                                            Ohio
Combined Containerboard Inc.                                                                                Delaware
Great Lakes Corrugated Corp.                                                                                Ohio
Greif Bros. Corp. of Ohio, Inc.                                                                             Delaware
Greif Bros. Service Corp.                                                                                   Delaware
Greif Containers, Inc.                                                                                      Delaware
Greif Nevada Holdings, Inc.                                                                                 Nevada
Greif US Holdings, Inc.                                                                                     Nevada
Greif Receivables Funding LLC                                                                               Delaware
Heritage Packaging Corporation                                                                              Delaware
Michigan Packaging Company                                                                                  Delaware
MultiCorr Corp.                                                                                             Kentucky
OPC Leasing Corporation                                                                                     Delaware
Ohio Packaging Corporation                                                                                  Ohio
RDJ Holdings Inc.                                                                                           Ohio
Recorr Realty Corp.                                                                                         Ohio
Sirco Systems, LLC                                                                                          Delaware
Soterra LLC                                                                                                 Delaware
Tainer Transportation, Inc.                                                                                 Delaware
Trend Pak, Inc.                                                                                             Ohio
Lametal del Norte S.A.                                                                                      Argentina
Greif Argentina S.A.                                                                                        Argentina
Greif Australia Administration Pty Limited                                                                  Australia
Greif Australia Pty Limited                                                                                 Australia
Van Leer Southeast Asia Partnership Ltd.                                                                    Australia
Van Leer (SEA) Services Pty Ltd.                                                                            Australia
Austro Fass Vertriebs GmbH (51%)                                                                            Austria
Greif Coordination Center BVBA                                                                              Belgium
Van Leer-Muno BVBA                                                                                          Belgium
Van Leer Belgium Branch of VL Nederland B.V.                                                                Belgium
Greif Insurance Company Limited                                                                             Bermuda
Van Leer Amazonas Ltda.                                                                                     Brazil
Van Leer Embalagens Industriais do Brasil Ltda                                                              Brazil
Van Leer Holding Ltda                                                                                       Brazil
Greif Bros. Canada, Inc.                                                                                    Canada
Greif Chile S.A.                                                                                            Chile
Greif Cogas S.A. (51%)                                                                                      Chile
Greif (Ningbo) Packaging Co., Ltd.                                                                          China
Greif (Taicang) Co., Ltd.                                                                                   China
Greif Colombia S.A.                                                                                         Colombia
Greif Costa Rica S.A.                                                                                       Costa Rica
Greif Czech Republic a.s. (97.1%)                                                                           Czech Republic
Greif Denmark A/S                                                                                           Denmark
Greif Egypt LLC (75%)                                                                                       Egypt
Greif France Holdings SAS                                                                                   France
Greif France Fibre et Plastique SNC                                                                         France
Greif France Investment SAS                                                                                 France
Greif France SNC                                                                                            France
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                                                                      EXHIBIT 21
                                                                     (continued)

   Name of Subsidiary                                                                       Incorporated or Organized Under Laws of

Greif Germany GmbH & Co. KG                                                                                 Germany
Greif Germany Investment GmbH                                                                               Germany
Greif Germany Properties GmbH                                                                               Germany
Greif Hellas AE                                                                                             Greece
Greif Guatemala S.A.                                                                                        Guatemala
Greif Hungary Kft                                                                                           Hungary
Balmer Lawrie - Van Leer Ltd. (40.06%)                                                                      India
Proseal Closures Ltd. (20.03%)                                                                              India
Greif Ireland Packaging Ltd.                                                                                Ireland
Greif Italia SpA                                                                                            Italy
Greif Jamaica Ltd.                                                                                          Jamaica
Chuo-Sangyo Ltd.                                                                                            Japan
Nippon Van Leer Limited                                                                                     Japan
Greif Kenya Ltd                                                                                             Kenya
Van Leer Cylinders Sdn Bhd                                                                                  Malaysia
Greif (Malaysia) Sdn Bhd                                                                                    Malaysia
Greif Packaging Sdn Bhd                                                                                     Malaysia
Compania Mexicana Tri-Sure, S.A. de C.V.                                                                    Mexico
Consorcio Van Leer Mexicana, S.A. de C.V.                                                                   Mexico
Fibro Tambor, S.A. de C.V.                                                                                  Mexico
Servicios Corporativos Van Leer, S.A. de C.V.                                                               Mexico
Van Leer Mexicana S.A. de C.V.                                                                              Mexico
Van Leer Mozambique Limitada (80%)                                                                          Mozambique
Greif Packaging Morocco S.A. (60%)                                                                          Morocco
Emballagefabrieken Verma B.V.                                                                               Netherlands
Gronystaal B.V.                                                                                             Netherlands
Paauw Holdings BV                                                                                           Netherlands
Van Leer Beheer I BV                                                                                        Netherlands
Van Leer Beheer II BV                                                                                       Netherlands
Greif Investments BV                                                                                        Netherlands
Greif Nederland B.V.                                                                                        Netherlands
Greif Nederland Verpakkigen BV                                                                              Netherlands
Greif Services B.V.                                                                                         Netherlands
Greif Vastgoed B.V.                                                                                         Netherlands
Greif Finance B.V.                                                                                          Netherlands
Greif International Holding B.V.                                                                            Netherlands
Greif New Zealand Limited                                                                                   New Zealand
Van Leer Containers Plc. (51%)                                                                              Nigeria
Greif Philippines, Inc.                                                                                     Philippines
Van Leer Silesia Sp. ZOO                                                                                    Poland
Van Leer AquaPack Sp. Z.o.o.                                                                                Poland
Greif Portugal, Lda.                                                                                        Portugal
Socer-Embalagens, Ltda. (25%)                                                                               Portugal
Van Leer Romania Ltd.                                                                                       Romania
Greif Nederland BV, Rep Office                                                                              Russia
LLC Van Leer Perm                                                                                           Russia
LLC Greif Volga-Don                                                                                         Russia
OOO Greif Vologda                                                                                           Russia
ZAO Van Leer Upakovka                                                                                       Russia
ZAO Van Leer Ural                                                                                           Russia
Greif Singapore Pte Ltd                                                                                     Singapore
Greif Spain Holdings SL.                                                                                    Spain
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                                                                      EXHIBIT 21
                                                                     (concluded)

   Name of Subsidiary                                                                       Incorporated or Organized Under Laws of

Greif Investments S.A.                                                                                      Spain
Greif Spain S.A.                                                                                            Spain
Neptune Plastics (Pty) Ltd                                                                                  South Africa
Van Leer AP Plastics S.A. (Pty) Ltd.                                                                        South Africa
Van Leer Metal Containers South Africa (Pty) Ltd.                                                           South Africa
Greif South Africa Pty Ltd                                                                                  South Africa
Greif Sweden AB                                                                                             Sweden
Greif Sweden Holding AB                                                                                     Sweden
Greif Sweden AB. Branch fibre & IBCs                                                                        Sweden
Greif International CH                                                                                      Switzerland
Van Leer Containers Ltd                                                                                     Trinidad
Greif Mimaysan Ambalaj Sanayi SA (75%)                                                                      Turkey
Van Leer Supak Ambalaj Sanayi ve Tic. Ltd.-ti                                                               Turkey
Van Leer Ukraine LLC                                                                                        Ukraine
Ecocontainer (UK) Ltd.                                                                                      United Kingdom
Metal Containers Ltd.                                                                                       United Kingdom
Greif UK Ltd.                                                                                               United Kingdom
Van Leer Uruguay SA                                                                                         Uruguay
Greif Punto Fijo, C.A.                                                                                      Venezuela
Greif Venezuela Holding, C.A.                                                                               Venezuela
Greif Venezuela, C.A.                                                                                       Venezuela
Greif Zimbabwe Private Ltd                                                                                  Zimbabwe
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